SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------

                      Deutsche Gold & Precious Metals Fund




Effective November 4, 2016, the following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the summary section of the fund's prospectus.


JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.

SCOTT IKUSS, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.

Effective November 4, 2016, the following information replaces the existing disclosure contained under the "MANAGEMENT" sub-heading of the "FUND DETAILS" section of the fund's prospectus.


JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.
o Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004-September 2004; and previously
     Managing Director of Deutsche Asset Management from 1996-March 2004.

o Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

o  BS, University of Southern California.


SCOTT IKUSS, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.
o  Joined Deutsche Asset Management in 2008.

o  Portfolio Analyst for Commodities: New York.

o  BA, Rutgers, The State University of New Jersey.


               Please Retain This Supplement for Future Reference


October 14, 2016
PROSTKR-726

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